                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 3, 1999 (December 1,
                                     1999)



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               1-983                                   25-0687210
      (Commission File Number)              (IRS Employer Identification No.)



     4100 Edison Lakes Parkway,  Mishawaka, IN          46545-3440
      (Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code:             219-273-7000

ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on December 1, 1999 announcing a new credit facility. A copy of this press release is attached hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1  Press release dated December 1, 1999.






                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NATIONAL STEEL CORPORATION

Date:  December 3, 1999                By:  /s/Glenn H. Gage
                                            -----------------------------
                                            Glenn H. Gage
                                            Senior Vice President and
                                            Chief Financial Officer